UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 4, 2012

INFORMATION ARCHITECTS CORPORATION

NORTH CAROLINA	0-22325	87-0399301
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

7625 Chapelhill Drive

ORLANDO, FLORIDA 32819

(954) 358-7099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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Section 1 – Registrant’s Business and Operations

Not Applicable

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective December 30, 2011, Information Architects Corporation (IACH) is announcing that it has acquired 100% of the outstanding Class B Limited Liability Company Interest of THE PAN AMERICAN FUND, LLC (A Florida Limited Liability Company) (Pan Am) from Wellesley Asset Secured Portfolio, Inc. (Wellesley). There were no previous material relationships between or among the previous owners of Wellesley and IACH or any of its affiliates or any director or officer of IACH or any associate of any director or officer of IACH.

Consideration for the acquisition is as follows:

In exchange for the transfer of Said Class B Limited Liability Company Interest of Pan Am, IACH shall issue to Wellesley 1,160,000 shares of Preferred stock.

Section 3 – Securities and Trading Markets

Not Applicable

Section 4 – Matters related to Accountants and Financial statements

Not Applicable

Section 5 – Corporate Governance and Management

Not Applicable

Section 6 – Asset-Backed Securities

Not Applicable

Section 7 – Regulation FD

Not Applicable

Section 8 – Other Events

Not Applicable

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Section 9 – Financial Statements and exhibits

Item 9.01 Financial statements and exhibits.

The financial statements required by this item will be filed within the 71 day limit, as soon as practicable.

Exhibits

Number	Description
99.1	Acquisition Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

January 4, 2012

INFORMATION ARCHITECTS CORPORATION BY: /S/ Roland Breton —————————————— Roland Breton President

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